Exhibit 99.1

Investor Contact:	Media Contact:
Winnie Smith 770.829.8478	Emily Edmonds 770.829.8755
investor.relations@globalpay.com	media.relations@globalpay.com

Global Payments Announces CEO Succession Plan

Current President and COO Cameron Bready named President and CEO

Jeff Sloan to step down as CEO and member of the Board of Directors, effective June 1, 2023

ATLANTA – May 1, 2023 – Global Payments Inc. (NYSE: GPN), a leading worldwide provider of payment technology and software solutions, today announced that Jeffrey S. Sloan is stepping down as Chief Executive Officer and a member of the Board, effective June 1, 2023. Sloan will be succeeded by Cameron M. Bready, currently President and Chief Operating Officer of Global Payments, as the company’s President and Chief Executive Officer. Bready will also join the company’s Board at that time.

“It has been the highest honor of my 30 plus year career to serve as CEO of Global Payments for nearly a decade. With the closing of our acquisition of EVO Payments and divestitures of our Netspend consumer and gaming solutions businesses, we have successfully completed our strategic pivot to simplify our businesses, focus on our core corporate customers and provide enhanced confidence in our growth and margin targets,” said Sloan. “I have worked side-by-side with Cameron for nearly nine years, and he has my complete confidence as our next CEO and my total support as we effect a smooth transition over the coming weeks.”

M. Troy Woods, Chairman of the Global Payments Board of Directors, said, “Global Payments today is the leading technology-enabled, software-driven payments business worldwide, with unmatched scale and global reach. It is from this position of strength that the Board believes now is the right time to initiate this transition of leadership responsibilities. On behalf of the Board, I want to thank Jeff for his numerous contributions over his 13 years with the company.”

Bready has served as President and COO of Global Payments since 2019. In this role, he has overseen the company’s worldwide merchant solutions businesses, global operations, risk management, product and real estate. Since joining Global Payments as Senior Executive Vice President and Chief Financial Officer in 2014, Bready has been integral to spearheading growth and results across the business.

“Cameron is a talented executive with a proven track record of delivering results, and we are pleased that he will move into the CEO role,” continued Woods. “He successfully led the transformation of our Merchant Solutions business to become a market-leader at the forefront of innovation, and played an integral role in orchestrating strategic partnerships and bolstering the company’s financial position. He has a passion for innovation and winning, and will continue to execute our strategy to drive success worldwide. Cameron is uniquely qualified, has intimate knowledge of the business and its operations, and has the full support of the Board as the right leader to oversee Global Payments in its next phase of growth.”

“It is an honor and a privilege to be named the next CEO of Global Payments,” said Bready. “Together with our dedicated and talented leaders and team members worldwide, we will continue to deliver innovative solutions to our markets and serve our customers and clients with distinction, while investing strategically to drive differentiated value creation for our shareholders and fostering a culture that is second to none. We remain focused on executing our four-pillared strategy to further enhance our competitive positioning and leverage growth opportunities ahead. I thank the Board for placing their trust in me as the next President and CEO of Global Payments and Jeff for his leadership and mentorship, as well as his significant contributions to the growth and success of Global Payments during his tenure.”

About Cameron Bready

Cameron Bready has served as President and COO of Global Payments since 2019, overseeing the company’s worldwide merchant solutions businesses, global operations, risk management, product and real estate. Previously, Bready served as Senior Executive Vice President and Chief Financial Officer of Global Payments from 2014 to 2019, during which time he was responsible for the company’s global financial operations, including finance, treasury, accounting, tax, investor relations, internal audit, corporate development, worldwide operations, global real estate and corporate affairs. Prior to joining Global Payments, Bready served as Executive Vice President and Chief Financial Officer at ITC Holdings Corp., the nation’s largest independent electric transmission company.

Bready has been recognized by Institutional Investors as one of “America’s Best CFOs” multiple times, by Crain’s Detroit Business as “CFO of the Year” and by the Atlanta Business Chronicle as “CFO of the Year” in the large public company category. He earned a bachelor’s degree in business administration from Oglethorpe University in Atlanta. Bready serves on the board of directors of Crawford and Company. He also serves as chairman of the board of trustees of Oglethorpe University, is a member of the board of trustees of Pace Academy and is a member of the board of directors of the Electronic Transaction Association and the Metro Atlanta Chamber of Commerce.

First Quarter 2023 Financial Results and Conference Call

In a separate release issued today, Global Payments announced its financial results for the first quarter ended March 31, 2023. Global Payments’ management will host a live audio webcast today, May 1, 2023, at 8:00 a.m. EST to discuss financial results and business highlights. The audio webcast, along with supplemental financial information, can be accessed via the investor relations page of the company’s website at investors.globalpaymentsinc.com.

About Global Payments

Global Payments Inc. (NYSE: GPN) is a leading payments technology company delivering innovative software and services to our customers globally. Our technologies, services and team member expertise allow us to provide a broad range of solutions that enable our customers to operate their businesses more efficiently across a variety of channels around the world.

Headquartered in Georgia with approximately 27,000 team members worldwide, Global Payments is a Fortune 500® company and a member of the S&P 500 with worldwide reach spanning over 170 countries throughout North America, Europe, Asia Pacific and Latin America. For more information, visit www.globalpayments.com and follow Global Payments on Twitter (@globalpayinc), LinkedIn and Facebook.

Forward-Looking Statements

Investors are cautioned that some of the statements we use in this report contain forward-looking statements and are made pursuant to the “safe-harbor” provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements, which are based on current expectations, estimates and projections about the industry and markets in which we operate, and beliefs of and assumptions made by our management, involve risks and uncertainties that could significantly affect the financial condition, results of operations, business plans and the future performance of Global Payments. Actual events or results might differ materially from those expressed or forecasted in these forward-looking statements. Accordingly, we cannot guarantee that our plans and expectations will be achieved. Examples of forward-looking statements in this press release include, but are not limited to, statements regarding the company’ management succession plan and management’s plans for the business following the management transition. Although we believe that the plans and expectations reflected in any forward-looking statements are based on reasonable assumptions, we can give no assurance that our plans and expectations will be attained, and therefore actual outcomes and results may differ materially from what is expressed or forecasted in such forward-looking statements. These forward-looking statements are subject to numerous risks and uncertainties, including those identified elsewhere in this communication and those included in the “Risk Factors” section in our most recent Annual Report on Form 10-K and in other documents that we file with the SEC, which are available at https://www.sec.gov.

These cautionary statements qualify all of our forward-looking statements, and you are cautioned not to place undue reliance on these forward-looking statements. Our forward-looking statements speak only as of the date they are made and should not be relied upon as representing our plans and expectations as of any subsequent date. While we may elect to update or revise forward-looking statements at some time in the future, we specifically disclaim any obligation to publicly release the results of any revisions to our forward-looking statements, except as required by law.